UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



                     01-28190                           01-0413282
            (Commission file number)         (IRS employer identification no.)


                       Two Elm Street, Camden, Maine            04843
               (Address of principal executive offices)      (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)

Item 7 - Financial Statements and Exhibits


            (c) Exhibits.

                99.1        Third quarter 2003 earnings press release



Item 12 - Results of Operations and Financial Condition

Camden National Corporation releases a press release announcing earnings for the third quarter of 2003.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                  CAMDEN NATIONAL CORPORATION



            By:   /s/ Gregory A. Dufour                   Date: October 28, 2003
                  ------------------------------------
                  Gregory A. Dufour
                  Senior Vice President - Finance,
                  Operations & Technology and Principal
                  Financial & Accounting Officer